UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Tempus AI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42130	47-4903308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 510

Chicago, Illinois 60654

(Address of principal executive offices) (Zip Code)

800 976-5448

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	TEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 8, 2025, Tempus AI, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (File No. 333-289398). On August 27, 2025, the Company filed with the SEC a prospectus supplement (the “Prospectus Supplement”) covering the resale of up to 1,268,033 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), by the selling stockholders referenced in the Prospectus Supplement. The Company is filing this Current Report on Form 8-K to provide the legal opinion of its counsel, Brownstein Hyatt Farber Schreck, LLP, regarding the legality of the Class A common stock covered by the Prospectus Supplement, which opinion is attached here to as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2025

Tempus AI, Inc.

By:	/s/ James Rogers
	Name:	James Rogers
	Title:	Chief Financial Officer